UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 3, 2008 (May 28, 2008)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                         000-16299               13-3054685
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                    File Number)        Identification No.)


     700 Airport Blvd. Suite 300, Burlingame, CA                  94010
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     The Company has amended certain terms of a convertible promissory note. A convertible promissory note in the initial principal face amount of $1,500,000, was amended to decrease the conversion price to $1.20 per share of the Company's Common Stock, and to extend the expiration date of the note to January 31, 2011.

Item 2.01  Completion of Acquisition or Disposition of Assets.

     On May 30, 2008, ANTs software inc. ("ANTs" or the "Company") closed the Agreement and Plan of Merger (the "Agreement") by and among ANTs software, inc., ANTs Holdings, Inc., (the "Sub") a Delaware corporation and wholly owned direct subsidiary of ANTs, Inventa Technologies, Inc., a Delaware corporation ("Inventa"), and Robert T. Healey, solely in his capacity as Stockholders' Representative of Inventa. ANTs had entered into the Agreement on May 15, 2008.

     At the Effective Time as defined in the Agreement, the Sub was merged with and into Inventa (the "Merger"). In connection with the Merger, Inventa's outstanding shares of capital stock were exchanged for and converted into an aggregate of 20,000,000 unregistered shares of ANTs common stock, ANTs made cash payments totaling $3,000,000 and ANTs issued two promissory notes in the aggregate initial principal face amount of $2,000,000, bearing 10% interest per annum, payable quarterly, and convertible into shares of ANTs common stock at a conversion price of $0.80, with maturity at January 31, 2011. Following the Merger, Inventa continued as the surviving corporation as a wholly owned subsidiary of ANTs and the separate corporate existence of the Sub ceased. The Certificate of Incorporation of the Sub in effect at the Effective Time became the certificate of incorporation of Inventa except that Article I of the Survivor's Certificate of Incorporation was amended at the Effective Time to provide that the name of the Surviving Corporation was "Inventa Technologies, Inc."

     The issuance of the securities described above was made in reliance upon Rule 506 and Section 4(2) of the Securities Act of 1933. These securities have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The issuance of these unregistered securities were made in order to effect the Merger. This current report is neither an offer to sell, nor a solicitation of offers to purchase, securities.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANTs software inc.



Date: June 3, 2008                  By: /s/ Kenneth Ruotolo
                                        -------------------------
                                        Kenneth Ruotolo, Chief Financial Officer


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